UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2024
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Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 16, 2024, Cable One, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2024, and the final voting results for each matter.
Proposal No. 1: Election of Directors
At the Annual Meeting, the Company’s stockholders voted upon the election of nine director nominees, each to hold office until the 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
P. Robert Bartolo	4,900,763	13,397	23,299	212,386
Brad D. Brian	4,832,826	83,058	21,575	212,386
Deborah J. Kissire	4,600,033	316,268	21,158	212,386
Julia M. Laulis	4,831,883	84,433	21,143	212,386
Mary E. Meduski	4,859,572	56,541	21,346	212,386
Thomas O. Might	4,894,122	21,796	21,541	212,386
Sherrese M. Smith	4,866,423	49,894	21,142	212,386
Wallace R. Weitz	4,867,355	48,932	21,172	212,386
Katharine B. Weymouth	4,174,187	742,129	21,143	212,386
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

For	Against	Abstain	Broker Non-Votes
5,109,568	19,195	21,082	—
Proposal No. 3: Advisory Vote to Approve Compensation of Named Executive Officers for 2023
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2023. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

For	Against	Abstain	Broker Non-Votes
4,712,859	161,813	62,787	212,386

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Chief Legal and Administrative Officer

Date: May 17, 2024